Exhibit 99.1


                                WRITTEN STATEMENT
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                            Section 906 Certification

     The undersigned hereby certify that the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 filed by PHC, Inc. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  May 8, 2003                         By:  /s/ Bruce A. Shear
                                                    Bruce A. Shear, President
                                                    and Chief Executive Officer

Date:  May 8, 2003                         By:  /s/ Paula C. Wurts
                                                    Paula C. Wurts, Controller
                                                    and Chief Financial Officer


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